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                                                                     Exhibit 21


SUBSIDIARIES OF THE REGISTRANT


LEGAL NAME                                    JURISDICTION OF ORGANIZATION
Transgenomic, Ltd.                                   United Kingdom
Transgenomic Japan, Inc.                                Delaware
Annovis, Inc.                                           Delaware
Cruachem, Ltd.                                          Scotland